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[LOGO OF MetLife]

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MetLife Insurance Company USA                                 Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven for Variable Annuities  Metropolitan Life Separate Account E
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METLIFE ACCUMULATION ANNUITY
Supplement dated July 1, 2016 to the prospectuses dated May 1, 2016

                        NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. In order to get the PGR Fee Rate indicated in an effective period, your application must be signed and dated on or before the last day of that effective period. Please speak with your registered representative if you have any questions. This notice should be read in its entirety and kept with the prospectus for future reference.

                                EFFECTIVE PERIOD:

                        MAY 1, 2016 TO SEPTEMBER 16, 2016

                                  PGR FEE RATE:

                                      1.40%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO SEPTEMBER 16, 2016.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after September 16, 2016 will be published in a supplement filed on or about August 26, 2016.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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